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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                     The Securities and Exchange Act of 1934

                                 Date of Report:
                                 October 2, 2001
                        (Date of Earliest Event Reported)

                               FOUNTAIN VIEW, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

          333-57279                                95-4644784
   (Commission File Number)           (I.R.S. Employer Identification No.)


                 2600 W. Magnolia Blvd., Burbank, CA 91505-3031
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (818) 841-8750
              (Registrant's Telephone Number, Including Area Code)

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Item 3. Bankruptcy or Receivership.

         On October 2, 2001 FOUNTAIN VIEW, INC., a Delaware corporation (the "Company"), and the following affiliates filed voluntary petitions under chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Central District of California, Los Angeles Division: FOUNTAIN VIEW HOLDINGS, INC., a Delaware corporation; RIO HONDO NURSING CENTER, a California corporation, d/b/a Rio Hondo Convalescent Hospital; ALEXANDRIA CONVALESCENT HOSPITAL, INC., a California corporation; FOUNTAINVIEW CONVALESCENT HOSPITAL, a California corporation; AIB CORP., a California corporation, d/b/a Hancock Park Convalescent Hospital; BIA HOTEL CORP., a California corporation, d/b/a Hancock Park Retirement Hotel; ELMCREST CONVALESCENT HOSPITAL, a California corporation, a/k/a Elmcrest Convalescent Hospital, and Montebello Convalescent Hospital; BRIER OAK CONVALESCENT, INC., a California corporation, d/b/a Brier Oak Terrace Care Center; SYCAMORE PARK CONVALESCENT HOSPITAL, a California corporation; LOCOMOTION HOLDINGS, INC., a Delaware corporation; LOCOMOTION THERAPY, INC., a Delaware corporation; I.'NO, INC., a California corporation; SUMMIT CARE CORPORATION, a California corporation, a/k/a Anaheim Terrace Care Center, Ashton Court Care Center, Fountain Assisted Living/ Retirement Center, Hemet Assisted Living/ Retirement Center, and Los Olivos Healthcare Center; SUMMIT CARE - CALIFORNIA, INC., a California corporation, a/k/a Bay Crest Care Center, Carehouse Convalescent Center, Carson Retirement Center, Devonshire Care Center, Earlwood Care Center, Fountain Care Center, Palm Grove Care Center, Royalwood Care Center, Sharon Care Center, Spring Assisted Living/ Retirement Center, Valley Health Care Center, Villa Maria Care Center, Willow Creek Care Center, and Woodland Care Center; SUMMIT CARE PHARMACY, INC., a California corporation, a/k/a Skilled Care Pharmacy in Yorba Linda, Skilled Care Pharmacy in Monrovia, SCP Systems, and APS/SCP Joint Venture; SUMMIT CARE TEXAS, NO. 2, INC., a Texas corporation; SUMMIT CARE TEXAS EQUITY, INC., a California corporation; SUMMIT CARE TEXAS, L.P., a Texas limited partnership, a/k/a Briarcliff Nursing & Rehabilitation Center, Cityview Care Center, Colonial Manor Care Center, Colonial Manor - Tyler, Comanche Trail Nursing Center, Coronado Care Center, Guadalupe Valley Nursing Center, Halletsville Rehabilitation & Nursing Center, Heritage Oaks Nursing & Rehabilitation Center, Live Oak Nursing Center, Lubbock Hospitality House, Monument Hill Nursing Center, Oak Crest Nursing Center, Oak Manor Nursing Center, Oakland Manor Nursing Center, Southwood Care Center, The Clairmont - Beaumont, The Clairmont - Longview, The Clairmont - Tyler, Town & Country Manor, West Side Care Center, and The Woodlands Healthcare Center; and SUMMIT CARE MANAGEMENT TEXAS, INC., a Texas corporation. The chapter 11 cases were jointly administered under Case No. LA 01-39678 BB.

         The bankruptcy court assumed jurisdiction over the Company and its affiliates on October 2, 2001 and the Company and its affiliates are continuing to operate their business and manage their properties as debtors in possession under the Bankruptcy Code.

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Signature

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FOUNTAIN VIEW, INC.


Date: October 17, 2001                       By: /s/ Richard Kam
                                                 -----------------------------
                                                 Richard Kam
                                                 Senior Vice President - Finance
                                                 and Assistant Secretary